                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: September 19, 2001
                        (Date of earliest event reported)


                        Vacation Ownership Marketing Inc,
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-9879                  13 -2648442
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                  File No.)            Identification No.)


         2921 NW 6th Avenue
            Miami, Florida                                          33127
(Address of Principal Executive Offices)                          (Zip Code)

                                 (305) 573-8882
              (Registrant's telephone number, including area code)

         444 Park Forest Way, Wellington, Florida 33414 - (561) 798-4294
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                  Effective August 23, 2001, a 1:20 reverse stock split of the common stock Par Value $0.001 (the "Registrant's Common Stock"), of Vacation Ownership Marketing Inc, a Delaware corporation (the "Registrant") became efective. Pre-Split, there were 15,000,000 shares of Common Stock Isued and Outstanding; post-Split, there were 750,000 shares Issued and Outstanding. In addition, effective August 23, 2001, amendments to the Registrant's Certificate of Incorporation also became effective. These amendments increased the number of shares of Common Stock Authorized from 15,000,000 to 50,000,000 and increased the number of shares of Preferred Stock Authorized from 1,000,000 to 10,000,000 shares.

                  On August 27, 2001, VAOW Acquisition Corp., a Delaware corporation ("Acquistion Corp.") purchased 492,480 shares (post-Split) of the Registrant's Common Stock from Peter Porath, Peter Porath and Ann Porath, Prime Rate Income & Dividend, Inc, and Michael Schumacher (the "Sellers") for $350,000.00 pursuant to the terms and conditions of an an agreement dated August 27, 2001 (the "VAOW Stock Purchase Agreement"). Simultaneously, Acquisition Corp. entered into an Escrow Agreement with Sellers and Ann Porath, Esq., as the Escrow Agent, pursuant to which $50,000.00 was escrowed for 60 days as security for the indemnifications given by the Sellers under the VAOW Stock Purchase Agreement.

                  At this time, prior to the reorganization (the "Reorganization") of Acquistion Corp. to be described below, Acquistion Corp.'s capital structure consisted of: 10,000,000 shares of Common Stock, Par Value $0.01 per share (the "Acquistion Corp. Common Stock"), of which 1,000 shares were issued and outstanding and were held by Christopher Astrom (600 Shares) and Braulio Gutierrez (400 Shares). In contemplation of the financing of the foregoing acquisition, on August 27, 2001, Acquisition Corp. obtained a loan from certain Accredited Investors evidenced by its 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures (the "Acquisition Corp. Debentures"), together with underlying shares of Acquisition Corp.'s Common Stock, Par Value $0.01, into which the Acquisition Corp. Debentures may be convertible from time to time (collectively, the Acquisition Corp. Securities").

                  Following, this acquisition, the Officers and Directors of the Registrant appointed the following persons to be the new Officers and Directors of the Registrant, and, thereafter, these former Officers and Directors of the Registrant resigned:

                  Name                                Position
                  ----                                --------

                  Braulio Gutierrrez             President

                  Patricia Gutierrez             Vice-President and Treasurer

                  Christopher Astrom             Secretary and Director

                  Richard Astrom                 Director

                  Thereafter, as contemplated by the Agreement, and for services rendered, Acquistion Corp. issued 15,000 shares each of the Registrant's Common Stock (which it then owned) to Messrs. Porath and Michael Schumacher, and 20,000 shares of the Registrant's Common Stock to NevWest Securities Corporation.

                  Following this, on August 28, 2001, Acquistion Corp. declared a stock dividend of the shares of the Registrant's Common Stock owned by it to Christopher Astrom (277,492 Shares) and to Braulio Gutierrez

(184,994 Shares), who, at that time, were the then sole shareholders of Acquistion Corp., owning an aggregate of 1,000 shares each of the Common Stock, par value $0.01 per share of Acquistion Corp. (the "Acquistion Corp. Stock"). As a result of this stock dividend, Christopher Astrom became the owner of 277,492 Shares of the Registrant's Common Stock, and Braulio Gutierrez became the owner of 184,994 Shares.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 29th, Acquistion Corp. entered into an agreement (the "Encore Stock Purchase Agreement") with Christoper Astrom and Braulio Gutierre, who were the then shareholders of Encore Builders, Inc., a Florida corporation ("Encore"), and, with Encore itself, to purchase all the capital stock of Encore (the Encore Shares") in such a manner that Encore became a wholly-owned subsidiary of Acquistion Corp. Thus, Acquistion Corp. purchased all 100 of the Issued and Outstanding Encore Shares from the two Shareholders of Encore (Christoper Astrom and Braulio Gutierrez) for $1.00, and Acquistion Corp. purchased 900 shares of Newly Issued Encore Shares for $470,000.00, delivering to Encore the a sum of $4,549.00 in cash, together with the Acquisition Corp.'s Promissory Demand Note in the amount $465,450.00, along with two executed copies of this Agreement. Encore is in the business of building multi-family residential apartment units. The Officers and Directors of Encore are:

                  Name                                Position
                  ----                                --------

                  Patricia Gutierrez                  President

                  Braulio Gutierrez                   Secretary and Director

                  Richard Astrom                      Director

                  Christopher  Astrom                 Director

                  On August 29, 2001, for $1.00, the Registrant purchased from Acquistion Corp. 9,000 newly issued shares of Acquistion Corp. Common Stock (in excess of the 1,000 already owned by Christopher Astrom and Braulio Gutierrez.) Accordingly, when Acquistion Corp. issued these 9,000 shares to the Registrant, Acquistion Corp. became a wholly-owned subsidiary of the Registrant within the meaning of Section 253 of the General Corporation Law of Delaware, i.e., 90% of the Issued and Outstanding Capital Stock of Acquistion Corp. entitled to vote on merger of Acquistion Corp. into the Registrant was owned by the Registrant.

                  Thereafter, Acquistion Corp.was merged (the "Merger") into the Registrant via a "short-form" merger pursuant to Section 251 of the General Corporation Law of Delaware. Pursuant to the Merger, and by operation of law, the rights and obligations of Acquistion Corp. with respect to other entities enured to the benefit of, and became binding upon, the Registrant. Thus, pursuant to the Merger, (a) the rights and obligations of Acquistion Corp. with respect to Encore under the Encore Stock Purchase Agreement enured to the benefit of, and became binding upon, the Registrant, so that Encore became a wholly-owned, operating subsidiary of the Registrant; (b) all of the issued and outstanding shares of Acquistion Corp.'s Common Stock owned by Messrs. Astrom and

Gutierrez (i.e., 1,000 Shares) were surrendered by them to, and were canceled by, the Registrant; (c) all of the issued and outstanding shares of the Acquistion Corp. Common Stock owned by the Registrant (i.e., 9,000 shares) were canceled by the Registrant; and (d) the Acquistion Corp. Securities (as defined in above) were surrendered to the Registrant, canceled, and new Registrant debentures (the Registrant's Debentures"), identical to the Acquistion Corp. Debentures, together with accompanying conversion rights to shares of the Authorized but Unissued underlying share of the Registrant's Common Stock were issued by the Registrant to the holders of the original Acquistion Corp. Debentures, i.e., the Accredited Investors.

                  The description of the contracts and agreements discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial statements of business acquired:
                           Not applicable.

                  (b) Pro forma financial statements: The Financial Statements required by Item 7 of this Report have not been filed simultaneoulsy herewith, but they will be filed within 60 days of the date hereof, as permitted by Item 7(a)(4) of this Form 8-K.

                  (c)      Exhibits:

                    2.1 VAOW Stock Purchase Agreement dated August 27, 2001, between VAOW Acquisition Corp., a Delaware corporation ("Acquisition Corp."), Peter Porath, Peter Porath and Ann Porath, Prime Rate Income & Dividend, Inc, and Michael Schumacher.

                   10.1 Encore Stock Purchase Agreement dated August 29, 2001, between VAOW Acquisition Corp., Christoper Astrom and Braulio Gutierrez, and Encore Builders, Inc.

                    2.2 Certificate of Ownership of Vacation Ownership Marketing Corp. dated September 10, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in behalf of the Registrant and in the capacities and on the dates indicated.

                                 THE REGISTRANT:

                        Vacation Ownership Marketing Inc.



By: /s/ BRAULIO GUIEREZ                           Dated: September 27, 2001
    ------------------------------------------
    Braulio Gutierrez, President




By: /s/ PATRICIA GUTIERREZ                        Dated: September 27, 2001
    ------------------------------------------
    Patricia Gutierez, Vice-President



By: /s/ CHRISTOPHER ASTROM                        Dated: September 27, 2001
    ------------------------------------------
    Christopher Astrom, Director



By: /s/ RICHARD ASTROM                            Dated: September 27, 2001
    ------------------------------------------
    Richard Astrom, Director

                                 EXHIBIT INDEX

         Exhibit
         Number        Description
         -------       ------------

          2.1 VAOW Stock Purchase Agreement dated August 27, 2001, between VAOW Acquisition Corp., a Delaware corporation ("Acquisition Corp."), Peter Porath, Peter Porath and Ann Porath, Prime Rate Income & Dividend, Inc, and Michael Schumacher.

          10.1 Encore Stock Purchase Agreement dated August 29, 2001, between VAOW Acquisition Corp., Christoper Astrom and Braulio Gutierrez, and Encore Builders, Inc.

          2.2 Certificate of Ownership of Vacation Ownership Marketing Corp. dated September 10, 2001.